THE MAINSTAY GROUP OF FUNDS

Supplement dated March 31, 2017 (“Supplement”)

to the following Prospectuses:

MainStay Equity Funds, MainStay Income and Mixed Asset Funds, MainStay Target Date Funds and MainStay Asset Allocation Funds Prospectuses each dated February 28, 2017, as supplemented

MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund Prospectuses each dated August 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus.

Effective April 1, 2017, the Shareholder Guide of each Prospectus is amended as follows:

1.	The section entitled, “Buying, Selling, Converting and Exchanging Fund Shares – How to Open Your Account” is amended to delete the first sentence under “Investor Class, Class A or Class C Shares” and replace it with the following:

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application.

2.	The table entitled, “Opening Your Account – Individual Shareholders” is revised to amend the “By mail” section of the table as follows:

	How	Details
By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed in its entirety, we will be unable to process your initial deposit.

3.	The last three paragraphs of the section entitled “Fair Valuation And Portfolio Holdings Disclosure” are deleted and replaced with the following:

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Municipal/Tax Advantaged Bond Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate Fund’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.